UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 16, 2010
SPHERION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11997	36-3536544

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2050 Spectrum Boulevard
Fort Lauderdale, Florida 33309
(Address, including zip code, of Principal Executive Offices
Registrant’s telephone number, including area code: (954) 308-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On February 16, 2010, the Compensation Committee of the Board of Directors of Spherion Corporation (the “Company”) approved the Company’s 2010 Variable Pay Plan (the “Plan”). Under the Plan, the 2010 annual incentive awards for all of our executive officers will be based 80% on adjusted earnings per share from continuing operations targets and 20% on individual and operational goals. Adjusted EPS goals are reflected in the following chart:

Spherion Adjusted EPS
(80% of Variable Pay Opportunity)
	Adjusted EPS from
	continuing	Payout as a
Performance Level	operations	% of Target

Maximum	*	200%
Above Target	*	125%
Target	*	100%
Plan	*	80%
Threshold	*	40%
Below Threshold	*	0%
*	Confidential terms omitted and provided separately to the Securities and Exchange Commission.
     The 2010 annual incentive award target for each executive officer, expressed as a percentage of the individual’s base salary, is as follows: 100% for Roy G. Krause, 80% for Mark W. Smith and William J. Grubbs, and 60% for John D. Heins.
     On February 16, 2010, the Compensation Committee granted restricted stock units (“RSUs”) and stock options, under the Company’s 2006 Stock Incentive Plan, to its principal executive officer, principal financial officer and the other executive officers named in the table below in the amounts indicated:

Equity Grants
Name	RSUs Granted	Stock Options Granted
Roy G. Krause (PEO)	180,000	126,000
Mark W. Smith (PFO)	76,000	52,000
William J. Grubbs	92,000	64,000
John D. Heins	40,000	27,000
     The RSUs vest as follows: (i) 90,000 for Mr. Krause, 38,000 for Mr. Smith, 46,000 for Mr. Grubbs, and 20,000 for Mr. Heins vest in three equal annual installments beginning on the first anniversary of the grant date and (ii) 90,000 for Mr. Krause, 38,000 for Mr. Smith, 46,000 for Mr. Grubbs, and 20,000 for Mr. Heins vest in three equal annual installments beginning on the first anniversary of the grant date, subject to the achievement of certain performance targets. The stock options are exercisable in three equal annual installments beginning on the first anniversary of the grant date at an exercise price of $7.88 per share and expire seven years from the grant date.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit No.	Description

10.1
Spherion Corporation 2010 Variable Pay Plan (portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERION CORPORATION
Date: February 22, 2010	By:	/s/ Mark W. Smith
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Spherion Corporation 2010 Variable Pay Plan (portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment).

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